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Exhibit 10.10

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT ("Third Amendment") is made as of the 28th day of February, 2004, by and between International Multifoods Corporation, a Delaware corporation (the "Corporation") and Gary E. Costley, a resident of Wayzata, Minnesota (the "Executive").

        WHEREAS, the Corporation and Executive entered into an Employment Agreement, dated as of November 1, 1996, and amended such agreement by First Amendment to Employment Agreement, dated as of December 19, 1997, and Second Amendment to Employment Agreement, dated as of November 13, 2001 (collectively, the "Employment Agreement"); and

        WHEREAS, the Board of Directors of the Corporation elected the Executive to the additional offices of President of the Corporation effective as of February 28, 2004, because of the relinquishment by Dan C. Swander of the office of President of the Corporation effective as of February 28, 2004 under and pursuant to the terms of a Leave of Absence Agreement, dated December 23, 2003, between the Corporation and Dan C. Swander.

        NOW, THEREFORE, effective as February 28, 2004, the Employment Agreement is amended as follows:

  1.
  The title of the Executive as "Chairman of the Board and Chief Executive Officer", wherever such title appears in the Employment Agreement, shall be changed to "Chairman of the Board, President and Chief Executive Officer".

  2.
  Except as amended hereby, all other terms and conditions set forth and contained in the Employment Agreement shall remain unchanged and continue in full force and effect

        IN WITNESS WHEREOF, the Corporation and the Executive have caused this Third Amendment to be duly executed and delivered as of the date and year first above written.

International Multifoods Corporation
By:	/s/ RALPH P. HARGROW Ralph P. Hargrow
Its:	Senior Vice President, Human Resources, Administration, Research, Development and Quality
/s/ GARY E. COSTLEY Gary E. Costley

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THIRD AMENDMENT TO EMPLOYMENT AGREEMENT